THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

                    Supplement to Prospectus Dated
                           December 30, 1997
         Relating to the Lutheran Brotherhood Opportunity Growth Fund


At a meeting of the board of trustees of The Lutheran Brotherhood Family of Funds (the "Trust") on March 5-6, 1998, the trustees of the Trust unanimously approved a proposed new investment sub-advisory agreement between the Trust, Lutheran Brotherhood Research Corp. ("LB Research"), and
T. Rowe Price Associates, Inc. ("T. Rowe Price"). Under the proposed agreement T. Rowe Price would serve as investment sub-adviser for the Lutheran Brotherhood Opportunity Growth Fund (the "Fund"). The proposed sub-advisory agreement remains subject to approval by the Fund's shareholders. A special meeting of shareholders of the Fund has been scheduled for May 6, 1998 to consider and to vote upon the proposed sub-advisory agreement.

Until the proposed sub-advisory agreement is approved by shareholders or a new portfolio manager is retained, LB Research is using an investment advisory group to manage the Fund. The members of the advisory group are listed below.

Rolf F. Bjelland, Chairman and President of the Trust, Director and President of LB Research, and Executive Vice President of Lutheran Brotherhood. Mr. Bjelland has been with LB Research and Lutheran
Brotherhood since 1983 and serves on the investment advisory group for the Opportunity Growth Portfolio of the LB Series Fund, Inc.

Harold R. Goldstein, Associate Portfolio Manager of LB Research. Mr. Goldstein has been with LB Research and Lutheran Brotherhood since 1993, previously serving as a securities analyst and equities research manager.
He is the Associate Portfolio Manager of the Lutheran Brotherhood Fund and serves on the investment advisory group for the Opportunity Growth Portfolio of the LB Series Fund, Inc.

Brian L. Thorkelson, Assistant Vice President of LB Research. Mr. Thorkelson has been with LB Research and Lutheran Brotherhood since 1989, previously serving as a securities analyst and portfolio manager. He is the Portfolio Manager of the Lutheran Brotherhood Mid Cap Growth Fund and the Mid Cap Growth Portfolio of LB Series Fund, Inc., and serves on the investment advisory group for the Opportunity Growth Portfolio of the LB Series Fund, Inc.

Scott A. Vergin, Assistant Vice President of LB Research. Mr. Vergin has been with LB Research and Lutheran Brotherhood since 1984, previously serving as a securities analyst and portfolio manager. He is the Portfolio Manager of the Growth Portfolio of LB Series Fund, Inc. and serves on the investment advisory group for the Opportunity Growth Portfolio of the LB Series Fund, Inc.

James. M. Walline, Vice President of LB Research and Vice President of the Trust. Mr. Walline has been with LB Research since its inception and Lutheran Brotherhood since 1968, previously serving as a securities analyst and portfolio manager. He is Portfolio Manager of the Lutheran Brotherhood Fund and serves on the investment advisory group for the Opportunity Growth Portfolio of the LB Series Fund, Inc.

March 24, 1998

                  PLEASE INCLUDE THIS SUPPLEMENT WITH YOUR PROSPECTUS

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